Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Strategic Storage Trust, Inc., or the Company, in connection with the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2012 (the “Report”) hereby certifies, to his knowledge, that:

(i) the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 5, 2013	By:	/s/ Michael S. McClure
Date		Michael S. McClure
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)